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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event report)          December 9, 1994
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                  Foote, Cone & Belding Communications, Inc.
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             (Exact Name of Registrant as Specified in Its Charter

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

          1-5029                                       36-1088161
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  (Commission File Number)               (I.R.S. Employer Identification No.)


101 East Erie Street, Chicago, IL                                   60611-2897
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(Address of Principal Executive Offices)                            (Zip Code)

                                (312) 751-7000
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(Registrant's Telephone Number, Including Area Code)

                                Not Applicable*
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(Former Name or Former Address, if Changed Since Last Report)


*Note. This Report refers to a pending change of name.
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Item 5.  Other Events.

         The Registrant announced on December 9, 1994 that, effective December 19, 1994, its name will be changed to True North Communications Inc. The Registrant also announced on December 9, 1994 that its board of directors had declared a 100% stock dividend on shares of its common stock payable February 17, 1995 to stockholders of record as of the close of business on January 6, 1995.

Item 7.  Exhibits.

         (3)(i) Certificate of Ownership and Merger filed in Delaware December 9, 1994.

         (99)    Press release dated December 9, 1994.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FOOTE, CONE & BELDING COMMUNICATIONS, INC.


Date: December 12, 1994         By         /s/ John J. Rezich
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                                               John J. Rezich
                                                 Controller




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